UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

September 2, 2004

Date of Report (Date of earliest event reported)

CONNETICS CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	0-27406	94-3173928
(State or Other	(Commission File	(IRS Employer
Jurisdiction of	No.)	Identification No.)
Incorporation)

3290 West Bayshore Road, Palo Alto, California 94303

(Address of principal executive offices, including zip code)

(650) 843-2800

(Registrant’s telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

     On September 2, 2004, Connetics Corporation announced that the U.S. Food and Drug Administration (FDA) has advised the Company that the FDA made an administrative error when assigning the original user fee goal date for Extina ® (2% ketoconazole). During the course of the ongoing review of the Extina New Drug Application, the FDA acknowledged on September 2, 2004 that the original user fee goal date of September 24, 2004 was assigned in error and that the correct date is November 26, 2004.

Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits

          99.1 Press Release dated September 2, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONNETICS CORPORATION
By:	/s/ Katrina J. Church
Katrina J. Church
Executive Vice President, General Counsel and Secretary

Date: September 7, 2004

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release dated September 2, 2004